SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): March 1, 2001



                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                       0-27266                 36-3154957
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification Number)


750 North Commons Drive, Aurora, Illinois                         60504
(Address of principal executive offices)                        (Zip Code)



                                 (630) 898-2500
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On March 1, 2001, Westell Technologies, Inc. announced that Marc Zionts, the Chief Executive Officer of Westell was leaving Westell. A copy of the related press release is attached hereto as exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         Exhibit 99.1 Press Release dated March 1, 2001 issued by Westell Technologies, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WESTELL TECHNOLOGIES, INC.



                                            By:  /s/ Nicholas Hindman
                                                --------------------------------




Dated:  March 6, 2001